Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2155

The Emerging Markets Dividend Portfolio 2021-3

Supplement to the Prospectus

Effective October 22, 2021, Banco Santander (Brasil) S.A. (ticker: BSBR) has separated into two publicly traded companies, Banco Santander (Brasil) S.A. and Getnet Adquirência e Serviços para Meios de Pagamentos S.A. (“Getnet”) (ticker: GETVV). As a holder of ADRs representing shares of Banco Santander (Brasil), the Portfolio will receive eight ADRs (each representing one share) of Getnet for every one ADR representing shares of Banco Santander (Brasil) S.A. that it owned as of the October 19, 2021 record date. The Portfolio will continue to hold and buy ADRs representing shares of each of Banco Santander (Brasil) S.A. and Getnet.

Supplement Dated: October 22, 2021